EXHIBIT 10.12

AMENDMENT NO. 2 TO
SILGAN HOLDINGS INC. SENIOR EXECUTIVE PERFORMANCE PLAN

WHEREAS, the Silgan Holdings Inc. Senior Executive Performance Plan (the “Plan”) was adopted by both the Board of Directors of Silgan Holding Inc. (the “Company”) and the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) on February 27, 2003, and was approved by the Company’s stockholders on June 5, 2003;

WHEREAS, on March 1, 2006, the Compensation Committee approved an Amendment to the Plan (“Amendment No. 1”), and the stockholders of the Company approved Amendment No. 1 at the Company’s annual meeting of stockholders on June 7, 2006;

WHEREAS, the Compensation Committee has determined that it is in the best interest of the Company to further amend the Plan to include a written payment deadline for the payment of awards thereunder in conformity with Section 409A of Internal Revenue Code of 1986, as amended; and

WHEREAS, this Amendment No. 2 to the Plan (this “Amendment No. 2”) is an administrative amendment to the Plan which does not require approval of the stockholders of the Company.

NOW, THEREFORE, the Company does hereby amend the Plan as follows, effective as of March 28, 2016:

1. Section 5 of the Plan is hereby deleted and replaced in its entirety with the following:

5. PAYMENT OF AWARDS
After the amount of such Participant’s Award for a Performance Period has been determined following the Committee’s certification described in Section 4 above, payment of that Award to each Participant will be made as soon as practicable on or prior to March 15th of the year following the year in which the Performance Period ends. Awards shall be paid in cash. Payment of the Award may be deferred in accordance with a written election by the Participant pursuant to procedures established by the Committee and in accordance with the requirements of Code Section 409A.

2. All the terms and provisions of the Plan as amended by Amendment No. 1 shall continue in full force and effect, as modified by this Amendment No. 2.

IN WITNESS WHEREOF, the undersigned officer of the Company has duly executed this Amendment No. 2 as of March 28, 2016.

SILGAN HOLDINGS INC.

By: /s/ Frank W. Hogan, III
Name: Frank W. Hogan, III
Title: Senior Vice President, General Counsel & Secretary
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